United States
                       Securities and Exchange Commission
                              Washington, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 10, 2004

                                ----------------

                            Lakeland Industries, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-15535                 13-3115216
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)

711-2 Koehler Avenue, Ronkonkoma, New York                     11779-7410
 (Address of principal executive offices)                      (Zip Code)

                                 (631) 981-9700
               Registrant's telephone number, including area code

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         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c)

Item 7.01. Regulation FD Disclosure.

     Attached as an exhibit to this report is Notice of a Teleconference Call to discuss Lakeland Industries, Inc.'s September 8, 2004 Earnings Release, Related Topics, and a Question and Answer Session scheduled for 10:00 A.M. September 10, 2004.

     The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LAKELAND INDUSTRIES, INC.


Date: September 10, 2004        By: /s/ Christopher J. Ryan
                                    -----------------------
                                    Christopher J. Ryan
                                    President & CEO

                                  EXHIBIT INDEX

Exhibit
Number                               Description
=======        ==============================================================

 99.1 Lakeland's Notice of a Teleconference Call to discuss Lakeland Industries, Inc.' September 8, 2004 Earnings Release, Related Topics, and a Question and Answer Session.